                                                                    EXHIBIT 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Nos. 33-80007, 333-21341, 333-29517, 33-56525, 333-44087 and 333-85845) on Form
S-8 of ACT Networks, Inc. of our report dated July 26, 1999 with respect to the consolidated financial statements and schedule of ACT Networks, Inc. included in the Annual Report (Form 10-K) for the year ended June 30, 1999.



Woodland Hills, California
September 24, 1999


                                       39